Alternative Strategies Fund

Class A: LTAFX

Class C: LTCFX

Class I: LTIFX

Supplement dated April 20, 2020 to the Prospectus dated October 28, 2019

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1. The disclosure under “Market Risk” under “RISK FACTORS” is deleted and replaced with the following:

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

2. The following updates the Prospectus information regarding share price:

As of April 17, 2020, the Fund’s net asset value per share was $4.75 for Class A shares, $4.57 for Class C shares and $4.78 for Class I shares. As of the Fund’s most recently effective registration statement dated October 28, 2019, the Fund’s net asset value per share was $4.75 for Class A shares, $4.57 for Class C shares and $4.78 for Class I shares.

	NAV per share on 10/28/19	NAV per share on 4/17/20	Decrease (in $)	Decrease (as a %)
Class A	$6.93	$4.75	$(2.18)	(31.46)%
Class C	$6.68	$4.57	$(2.11)	(31.59)%
Class I	$6.96	$4.78	$(2.18)	(31.32)%

The decrease in the net asset value per share for each of the Fund’s shares classes was due to a decline in the financial markets during the first four months of 2020.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), both dated October 28, 2019. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.